UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 10, 2016

                                                First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

United Security Bancshares, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective at 12:01 a.m. Eastern Time on October 11, 2016, United Security Bancshares, Inc. (the “Company”) changed its name to “First US Bancshares, Inc.” by filing a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The amendment was effected pursuant to Section 242 of the Delaware General Corporation Law, which permits such amendments to be adopted by a corporation’s board of directors without stockholder approval.  The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s Certificate of Incorporation in connection with the amendment.

The Company also amended and restated its Bylaws solely to reflect the corporate name change and to consolidate a prior amendment to the Bylaws.  The amendment and restatement of the Bylaws, also effective as of October 11, 2016, do not affect the current rights of the Company’s security holders.

Effective October 11, 2016, the Company’s common stock, which trades on the Nasdaq Capital Market, will cease trading under the ticker symbol “USBI” and will commence trading under the new ticker symbol “FUSB”. Along with the ticker change, the Company’s common stock has also been assigned a new CUSIP number of 33744V 103.  Outstanding certificates for shares of the Company’s common stock will continue to be valid and need not be exchanged.

The foregoing description of the Certificate of Amendment and the Bylaws, as amended and restated, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein.

Item 8.01.             Other Events.

On October 10, 2016, the Company announced the name and ticker symbol change via a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit

	3.1	Certificate of Amendment to the Certificate of Incorporation of United Security Banchsares, Inc., effective as of October 11, 2016.

	3.2	Bylaws of First US Bancshares, Inc., effective as of October 11, 2016.

	99.1	Press Release dated October 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2016	UNITED SECURITY BANCSHARES, INC.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer